UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Share Purchase Agreement

On July 12, 2016, AMC Entertainment Holdings, Inc. (“AMC”) and AMC’s wholly-owned subsidiary, AMC (UK) Acquisition Limited (“Purchaser”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Monterey Capital III S.A.R.L, (“Seller”), Odeon and UCI Cinemas Holdings Limited (“Odeon”), Odeon and UCI Cinemas Group Limited (“OUCGL”), a subsidiary of Odeon and certain Management Shareholders, as defined in the Share Purchase Agreement.

Pursuant to the terms and subject to the conditions set forth in the Share Purchase Agreement, Purchaser will acquire the shares of Odeon from Seller and Odeon will acquire the shares of OUCGL from the Management Shareholders (collectively the “Share Purchase”) for a purchase price of GBP £500 million consisting of (i) cash in the amount of GBP £375 million and (ii) shares of AMC Class A Common Stock valued at GBP £125 million.  AMC will also assume indebtedness of Odeon as of March 31, 2016 of approximately GBP £463 million which indebtedness will be simultaneously refinanced at closing, cash of Odeon as of March 31, 2016 of GBP £56 million and will pay approximately GBP £14 million in employee incentive costs for a total transaction value of approximately GBP £921 million. Assuming the transaction closes on December 31, 2016 and a GBP/USD exchange rate of 1.30, the transaction is valued at approximately USD $1.2 billion. The number of shares of Class A Common Stock delivered will be based on the volume weighted average price of the Class A Common Stock over the twenty consecutive trading days ending three business days before the closing of the transaction.  AMC has fully committed debt financing in place (as described below) to fund the Share Purchase.

All shares of Class A Common Stock will be issued to the Seller. Subject to certain exceptions, the Seller may not sell any of the shares for a period of six months after closing and may not sell in excess of 50% of the shares for a period of twelve months after closing.  Subject to these restrictions and the limitations set forth in the Share Purchase Agreement, AMC has agreed to file a registration statement to allow Seller to resell the shares and has granted certain other piggy-back registration rights.  AMC also agreed to give Seller certain other minority protections, including limitations on the amount of AMC’s indebtedness, on the price at which AMC can issue Class A Common Stock and on amendments to its organizational documents.

The Sellers and the Management Shareholders have each made customary warranties as set forth in the Share Purchase Agreement and the Management Shareholders made customary warranties as set forth in the Management Warranty Deed and the Management Tax Covenant.  AMC has also made customary warranties as set forth in the Share Purchase Agreement.

The Management Shareholders have agreed, subject to the terms of the Share Purchase Agreement, to various covenants and agreements, including, among others, (i) to conduct Odeon’s business in the ordinary course consistent with past practice during the period between the execution of the Share Purchase Agreement and the closing of the Share Purchase and (ii) to cooperate with AMC to obtain the debt financing.

The Management Shareholders have agreed to a limited liability cap in respect of any breaches of their warranties. AMC has purchased a warranty and indemnity insurance policy which provides GBP £100 million of coverage (subject to certain exceptions and a deductible of GBP £5 million) as further protection for a breach of warranties.

The completion of the Share Purchase Agreement is subject to antitrust clearance by the European Commission.  AMC has agreed to use all reasonable endeavors, including taking any and all action necessary, including the giving of undertakings, to obtain antitrust clearance. The Share Purchase Agreement is not subject to a financing condition. The Share Purchase Agreement may be terminated if European Commission approval is not obtained by January 31, 2017.

The foregoing summary of the Share Purchase Agreement, the Management Warranty Deed and the Management Tax Covenant and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Share Purchase Agreement, the Management Warranty Deed and the Management Tax Covenant. A copy of the Share Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Management Warranty Deed and Management Tax Covenant are included as part of the attached Share Purchase Agreement and incorporated herein by reference.

The Share Purchase Agreement the Management Warranty Deed and the Management Tax Covenant (the “Transaction Documents”) have been attached to provide investors and security holders with information regarding their terms and are not intended to provide any factual information about AMC, Purchaser, the Seller, Odeon, OUCGL or the Management Shareholders. The warranties and covenants in the Transaction Documents were made only for the purpose of the respective agreement and solely for the benefit of the parties to the respective agreement as of specific dates. Such warranties and covenants may have been made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in a disclosure letter agreed to by the contracting parties) and may therefore not be complete. The warranties and covenants in the Transaction Documents , may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors.  Investors should not rely on the warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of AMC, the other parties to the Transaction Documents or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the warranties and covenants may change after the date thereof, which subsequent information may or may not be fully reflected in the AMC’s public disclosures.

Debt Commitment Letter

In connection with the entry into the Share Purchase Agreement, AMC entered into a debt financing commitment letter (the “Debt Commitment Letter”) with Citigroup Global Markets Inc. (the “Commitment Party”) on July 12, 2016, pursuant to which the Commitment Party has committed to arrange and provide AMC with (i) a senior secured incremental term loan in an aggregate amount of up to $525.0 million and (ii) a senior subordinated bridge loan in an aggregate amount of up to $800 million, in each case, on the terms and subject to the conditions set forth in the Debt Commitment Letter.

It is expected that AMC will seek long-term debt financing in lieu of drawings under the senior subordinated bridge loan, subject to market and other conditions.

The Commitment Party or its affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to AMC and its affiliates in the ordinary course of business.

The foregoing summary of the Debt Commitment Letter and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Debt Commitment Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

As described under Item 1.01 above (the content of which is incorporated herein by reference), at the closing of the Share Purchase, AMC will issue to the Seller shares of its Class A Common Stock.  The number of shares will be determined based on a formula set forth in the Share Purchase Agreement and described above.  The shares will be issued pursuant to the exemption from registration provided in Regulation S under the Securities Act of 1933, as amended, (the “Act”) as a sale to a non-U.S. person and Section 4(a)(2) of the Act as a transaction not involving a public offering to a single, sophisticated investor.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Similarly, statements made herein and elsewhere regarding the pending acquisitions of Odeon and Carmike Cinemas (collectively “the targets”) are also forward-looking statements, including statements regarding the anticipated closing date of the acquisitions, the source and structure of financing, management’s statements about effect of the acquisitions on AMC’s future business, operations and financial performance and AMC’s ability to successfully integrate the targets into its operations. These forward-looking statements are based on information available at the time the statements are made and/or managements’ good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated;  obtaining the Carmike stockholders approval for the Carmike transaction; the possibility that these acquisitions do not close, including in circumstances in which AMC would be obligated to pay a termination fee or other damages or expenses; related to financing these transactions, including AMC’s ability to finance the transactions on acceptable terms and to issue equity at favorable prices; responses of activist stockholders to the transactions; AMC’s ability to realize expected benefits and synergies from the acquisitions; AMC’s effective implementation, and customer acceptance, of its marketing strategies; disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed acquisitions on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisitions; unknown liabilities; litigation and/or regulatory actions related to the proposed transactions; AMC’s significant indebtedness, including the indebtedness incurred to acquire the targets; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; operating a business in markets AMC is unfamiliar with; the United Kingdom’s exit from the European Union and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and the risks, trends and uncertainties identified in their other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

2.1*

Share Purchase Agreement dated as of July 12, 2016, by and among AMC Entertainment Holdings, Inc., AMC (UK) Acquisition Limited, Monterey Capital III S.A.R.I., Odeon and UCI Cinemas Holdings Limited, Odeon and UCI Cinemas Group Limited and certain Management Shareholders.

10.1	Debt Commitment Letter dated July 12, 2016, by and among AMC Entertainment Holdings Inc. and Citigroup Global Markets, Inc.

*Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplemental to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly  caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: July 13, 2016	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1*

Share Purchase Agreement dated as of July 12, 2016, by and among AMC Entertainment Holdings, Inc., AMC (UK) Acquisition Limited, Monterey Capital III S.A.R.I., Odeon and UCI Cinemas Holdings Limited, Odeon and UCI Cinemas Group Limited and certain Management Shareholders.

10.1	Debt Commitment Letter dated July 12, 2016, by and among AMC Entertainment Holdings, Inc. and Citigroup Global Markets, Inc.

*Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.